WebXU, Inc.

Financial Statements
For the period of Inception (July 16, 2010) through December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SEALE AND BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
WebXU, Inc.
Santa Monica, California

We have audited the accompanying balance sheet of WebXU, Inc. as of December 31, 2010, and the related statements of income, stockholders’ equity and comprehensive income, and cash flows for the period July 16, 2010 (inception) to December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of WebXU, Inc. as of December 31, 2010, and the related statements of operations, stockholders’ equity and cash flows for the period July 16, 2010 (inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has no revenues and an accumulated deficit of $120,000 since inception, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Seale and Beers, LLC

Seale and Beers, CPAs
Las Vegas, Nevada
May 25, 2011

Financial Statements

WebXU, Inc.
(A Development Stage Company)
December 31, 2010
BALANCE SHEET

December 31,
2010
ASSETS
Current assets :

Cash	$-
Total current assets	$0

Total assets:	$0

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$36,034
Loan from Officer	500
Wages payable	68,125
State taxes payable	800
Total current liabilities	$105,459

Total liabilities:	$105,459

Stockholders’ deficit :
Common stock, $0.001 par value, 20,000,000 shares authorized and 14,381,062 outstanding as of December 31, 2010.	$14,381
Additional Paid in Capital	208
Accumulated deficit	(120,048)
Total stockholders' deficit	$(105,459)

Total liabilities and stockholders' deficit	$0

The accompanying notes are an integral part of these financial statements.

WebXU, Inc.
STATEMENT OF OPERATIONS
(A Development Stage Company)
For the period of Inception (July 16, 2010) through December 31, 2010

For the period from
Inception
(July 16, 2010)
through
December 31, 2010

Revenues	$-

Operating expenses:
Cost of goods sold	$-
Selling general & administrative	83,954
Professional fees	34,070
Amortization	-
Total costs and operating expenses	$118,024
Interest expense	1,224
Other income	-

Loss from operations before income taxes	$(119,248)
Provision for income tax	800
Net (loss)	$(120,048)

Basic and diluted net loss per common share	$(0.03)
Weighted average shares of capital outstanding - basic	3,999,467

The accompanying notes are an integral part of these financial statements.

WebXU, Inc.
STATEMENT OF CASH FLOWS
(A Development Stage Company)
For the period of Inception (July 16, 2010) through December 31, 2010

For the period
from Inception
(July 16, 2010)
through
December 31,
2010
CASH FLOWS FROM OPERATING ACTIVITIES :
Net loss	$(120,048)

Adjustments to reconcile net (loss) to net cash provided by (used for) operating activities :
Stock based compensation	14,589

Changes in components of working capital :
Increase in accounts payable	36,034
Increase in wages payable	68,125
Increase in State taxes payable	800
Net cash provided (used) by operating activities	$(500)

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan from Officer	$500
Net cash provided by financing activities:	$500

NET INCREASE IN CASH AND CASH EQUIVALENTS	$(0)
Cash and cash equivalents, beginning of period	$-
Cash and cash equivalents, end of period	$(0)
Interest paid	$-
Taxes paid	$-
Non-Cash Transactions
Shares issued for services	$14,381
Options issued for compensation	$208

The accompanying notes are an integral part of these financial statements.

WebXU, Inc.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS’ DEFICIT
For the period of Inception (July 16, 2010) through December 31, 2010

	Common Stock	Common Stock
		Par	Additional	Accumulated	Stockholders
	Shares	Value	Paid in Capital	Deficit	Equity
Balance, July 16, 2010 (inception)	0	$-	$-	$-	$-
Shares issued to founders for services valued at $0.001 per share	14,381,062	$14,381			14,381
Stock based compensation			208		208
Net Loss				$(120,048)	$(120,048)
Balance, December 31, 2010	14,381,062	$14,381	$208	$(120,048)	$(105,459)

The accompanying notes are an integral part of these financial statements.

WebXU, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

1.	Description of Business
WebXU, Inc.  (“WebXU or the “Company”) is a Delaware Corporation which was organized July 16, 2010 and commenced operations at that time. WebXU, Inc. is a multi-faceted business serving as a media hub for high traffic web properties.  Its charter is to own and operate synergistic, profitable companies in Ad Networking, Mobile Application Advertising, Consumer Finance and E-Commerce.

•	The Company currently maintains its corporate office in Santa Monica, California.

2.	Development Stage Enterprise
•
The Company has been devoting most of its efforts to raising capital and developing a business plan and, consequently, meets the definition of a Development Stage Enterprise, as defined in Statement of Financial Accounting Standards FASB Topic 915 “Accounting and Reporting for Development Stage Enterprises.”   Under FASB Topic 915, certain additional financial information is required to be included in the financial statements for the period from inception of the Company to the current balance sheet date.

3.	Summary of Significant Accounting Policies
•	Management is responsible for the fair presentation of the Company’s financial statements, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

Use of Estimates
•
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used in the determination of depreciation and amortization, the valuation for non-cash issuances of common stock, and the website, income taxes and contingencies, among others.

Cash and Cash Equivalents
•
The Company classifies as cash and cash equivalents amounts on deposit in the banks and cash temporarily in various instruments with original maturities of three months or less at the time of purchase.

Fair Value of Financial Instruments
•
Statement of financial accounting standard FASB Topic 820, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Income Taxes
•	The Company has not generated any taxable income, and, therefore, no provision for income taxes has been provided.

•
Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with FASB Topic 740, "Accounting for Income Taxes", which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

•	The Company’s effective tax rate differs from the statutory rates associated with taxing jurisdictions because of permanent and temporary timing differences as well as a valuation allowance.

Revenue Recognition

•
All sources of revenue will be recorded pursuant to FASB Topic 605 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectability is reasonably assured.

Stock Based Compensation
•	The Company accounts for stock based compensation in accordance with FASB Topic 718, “Share Based Payment”.

Concentration of Credit Risk
•
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions.  At various times during the year, the Company may exceed the federally insured limits.  To mitigate this risk, the Company places its cash deposits only with high credit quality institutions.  Management believes the risk of loss is minimal.  At December 31, 2010 the Company did not have any uninsured cash deposits.

Impairment of Long-lived Assets
•
The Company accounts for long-lived assets in accordance with the provisions of FASB Topic 360, Accounting for the Impairment of Long-Lived Assets. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Fair values are determined based on quoted market value, discounted cash flows or internal and external appraisals, as applicable. During 2010, the Company did not recognize an impairment charge.

Recent Accounting Pronouncements
•
The Company's management has reviewed all of the FASB's Accounting Standard Updates through March 31, 2011 and has concluded that none will have a material impact on the Company's financial statements.

Management does not believe that any other recently issued but not yet effective accounting pronouncements, if adopted, would have an effect on the accompanying consolidated financial statements.

4.	Going Concern
•
The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. The Company is dependent on raising capital to fund future operations.

•
Management is taking steps to raise additional funds to address its operating and financial cash requirements to continue operations in the next twelve months. Management has devoted a significant amount of time in the raising of capital from additional debt and equity financing. However, the Company’s ability to continue as a going concern is dependent upon raising additional funds through debt and equity financing and generating revenue. There are no assurances the Company will receive the necessary funding or generate revenue necessary to fund operations.

5.	Capital Stock Activity
•	On July 16, 2010 The Company was incorporated in the State of Delaware under the name WebXU, Inc. The Board authorized 200 shares of stock with no par value.

•	On October 17, 2010, the Board of Directors increased the Corporations authorized number of common shares to 20,000,000 with a par value of $0.001.

•	On November 15, 2010, the Company issued to seven contributors 14,381,062 shares of its $0.001 par value common stock for contributed services valued at $0.001 per share.

Dividends
The Company has never issued dividends.

Warrants
The Company has never issued any warrants.

Options
2010 Stock Option Plan-

On November 15, 2010, we adopted an equity incentive plan, the 2010 Equity Incentive Plan (the “Equity Plan”), pursuant to which we are authorized to grant options, restricted stock and stock appreciation rights to purchase up to 3,500,000 shares of common stock to our employees, officers, directors, consultants and advisors.  The Equity Plan provides for awards of incentive stock options, non-statutory stock options, and rights to acquire restricted stock.  Incentive stock options granted under the Equity Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Non-statutory stock options granted under the Equity Plan are not intended to qualify as incentive stock options under the Code.

As of December 31, 2010, there were 3,500,000 shares of our common stock reserved for issuance pursuant to awards granted under our Equity Plan.  As of the same date, there were 3,500,000 awards outstanding under the Equity Plan.

The following is a summary of the Company’s outstanding common stock purchase options:

Exercise	Outstanding	Issued in	Transferred/	Outstanding
Price	December 31, 2009	2010	Exercised	December 31, 2010
$0.10	-	3,250,000	-	3,250,000
$0.50	-	250,000	-	250,000
Total	-	3,500,000	-	3,500,000

Fair Value of Equity Awards - The above tables reflect the assumptions utilized to value the stock-based compensation as of December 31, 2010 under FASB ASC 718 and using the Black-Scholes-Merton valuation model.  The risk-free interest rate is based upon U.S. Treasury Rates for instruments with similar terms.  The full term of the options and warrants granted was used for the expected life since the options and warrants were granted to senior management and outside consultants where turnover is expected to be low and since they are expected to hold the options and warrants for the full term to obtain the maximum benefit.  The Company has not paid dividends to date and does not plan to pay dividends in the near future.  The volatility assumptions were derived from management’s assessment of volatilities used by other development stage companies, and are adjusted to reflect anticipated behavior specific to the Company.

Risk-free interest rate2.33%
Expected life (years)10 Years
Expected dividend yield 0.0%
Volatility300%

6.	Income Taxes
•	A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

2010

Statutory U.S. federal rate	34.00%
Permanent differences	.00%
Timing differences	00%
Valuation allowance	(34.00)%

Provision for income tax expense(benefit)	0.0%

•	The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

2010
Deferred tax assets:
Net operating loss carry forwards	$120,048

Gross deferred tax assets	120,048

Valuation allowance	(120,048)

$0

At December 31, 2010 no valuation allowance has been set up for this deferred asset

7.	Commitments and Contingencies
•
On September 2, 2010 the Company entered into non exclusive agreements with two individuals to identify and introduce the Company to “accredited investors” as defined under Regulation D of the Securities Act of 1933.

•
The Company entered into a retainer agreement with Richardson & Patel LLP on September 17, 2010 to represent it for the purpose of providing legal services in connection with financing work,  a reverse merger with a public company and the acquisition of certain target companies, as well as other matters.

•	On September 30, 2010 the Company received a $500 loan from its CEO. The loan has no terms.

•	On November 15, 2010 the Company entered into a 4 year employment agreement with its CEO and a one year renewable employment agreement with its CFO. The agreements include non disclosure agreements.

8.	Segment Reporting
•
The Company considers itself to be operating in one business segment, the internet sales lead generation business. This activity will represent essentially all of the significant revenue generated by the Company.

9.	Related Party Transactions
•	On September 30, 2010 the Company received a $500 loan from its CEO. The loan has no terms.

10.	Subsequent Events
•	During the 1st Quarter of 2011, the Company agreed to sell 2,898,664 shares of its $0.001 par value common stock for $0.01 per share.

•
On May 2nd 2011, the Company agreed to issue 50,000 shares of its $0.001 par value common stock for various assets including Furniture and Fixtures, Computer equipment, inventory and software code, databases copyrights and domains.

•	On May 16, 2011, the Board of Directors increased the number of shares which may be issued pursuant to the Company’s 2010 Equity Incentive Plan to 9,500,000.

11.	Net Loss per Share of Common Stock
•
The Company has adopted FASB Topic 260, "Earnings per Share," which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic loss per share of common stock is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year.  Basic net loss per common share is based upon the weighted average number of common shares outstanding during the period. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. However, shares associated with convertible debt, stock options and stock warrants are not included because the inclusion would be anti-dilutive (i.e. reduce the net loss per common share).  There were no anti-dilutive instruments.

2010

Numerator - basic and diluted loss per share net loss	$(120,048)
—
Net loss available to common stockholders	$(120,048)

Denominator – basic and diluted loss per share – weighted average common shares outstanding	3,999,467
Basic and diluted earnings per share	$(0.03)